CONGRESS LARGE CAP GROWTH FUND Retail Class – Ticker: CAMLX Institutional Class – Ticker: CMLIX
(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated May 1, 2025 to
the Summary Prospectus dated February 28, 2025

Effective May 1, 2025, the Funds’ website has been updated to https://congress-mutual-funds.web.app and the mailing address for the Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:

Regular Mail:
Congress Funds
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Congress Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

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Please retain this supplement with your Summary Prospectus